SECURITIES AND EXCHANGE COMMISSION

                               Washington DC 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 9, 2004



                             Greenbriar Corporation
             (Exact name of registrant as specified in its charter)


         Nevada                       0-8187                     75-2399477
(State of incorporation)       (Commission File No.)         (IRS Employer
                                                             Identification No.)

                 1755 Wittington, Suite 340, Dallas, Texas 75234
          (Address of principal executive offices, including zip code)

                                 (972) 407-8400
              (Registrant's telephone number, including area code)

Item 4.  Change in Registrant's Certifying Accountant
-----------------------------------------------------

         On February 5, 2004 the audit committee authorized management to dismiss Grant Thornton, LLP ("Grant Thornton") and engage Farmer, Fuqua & Huff, P.C. as the independent auditor for the Company commencing with the 2003 annual audit.

         Grant Thornton's reports on the Company's financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the 2001, 2002 and 2003 fiscal years, and the subsequent interim period through the date hereof, there were no disagreements between the Company and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedures, which, if not resolved to Grant Thornton's satisfaction would have caused Grant Thornton to make reference to the matter in their reports.

         The Company has requested Grant Thornton to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of this letter dated February 9, 2003 is filed as Exhibit 16.1 to this Form 8-K.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 9, 2004

                                                     GREENBRIAR CORPORATION




                                                     By: /s/ Gene S. Bertcher
                                                        --------------------
                                                        Gene S. Bertcher
                                                        President & CEO